                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1995
                           (Unaudited, in thousands)


                                                     Pro Forma
                                                     Adjustment           UJB and
                                                      Increase             Summit     Garden
                               UJB        Summit     (Decrease)          Pro Forma     State  Flemington
                           ------------ ---------- -------------------- ------------ -------- ----------
Assets
Cash and due from banks...    $807,173    $259,414                       $1,066,587    $8,630   $10,591
Interest bearing deposits
with banks................      15,938          13                           15,951        77        -
Short-term investment
securities................       2,000      68,870                           70,870    14,500       850
Investment securities.....   4,027,611   1,690,028       $(3,089)(1)      5,714,550    68,450    82,140
Loans.....................  10,226,745   3,503,775                       13,730,520   210,538   190,386
Less: Allowance for
loan losses...............     200,337      90,819                          291,156     4,110     2,429
                           ------------ ----------                      ------------ -------- ----------
Net loans.................  10,026,408   3,412,956                       13,439,364   206,428   187,957
Premises and equipment....     163,774      43,667                          207,441     8,071     3,657
Other real estate owned,
net.......................      27,082      13,401                           40,483     3,347       342
Other assets..............     463,084     130,951        31,506 (1)(3)     625,541     4,401     4,036
                           ------------ ---------- -------------------- ------------ -------- ----------
Total Assets.............. $15,533,070  $5,619,300       $28,417        $21,180,787  $313,904  $289,573
                           ============ ========== ==================== ============ ======== ==========

Liabilities and
Shareholders' Equity
Deposits.................. $12,871,632  $4,641,492                      $17,513,124  $283,856  $257,725
Other borrowed funds......     936,043     157,367                        1,093,410        -      8,640
Other liabilities.........     257,060      65,456       $85,000 (3)        407,516     1,422     4,034
Long-term debt............     204,338     270,402                          474,740        -         -
                           ------------ ---------- -------------------- ------------ -------- ----------
Total Liabilities.........  14,269,073   5,134,717        85,000         19,488,790   285,278   270,399
Shareholders' equity
Preferred stock...........      30,008      12,612                           42,620        -         -
Common Stock..............      69,098      50,172       (13,678)(2)        105,592    12,302     2,396
Surplus...................     490,781     314,068        11,977 (1)(2)     816,826     9,900    10,237
Retained earnings.........     677,631     105,088       (54,000)(3)        728,719     6,380     7,301
Net unrealized (loss) gain
on investment securities,
net of tax................      (3,521)      2,643          (882)(1)         (1,760)       44      (760)
                           ------------ ---------- -------------------- ------------ -------- ----------
Total Shareholders'
equity....................   1,263,997     484,583       (56,583)         1,691,997    28,626    19,174
                           ------------ ---------- -------------------- ------------ -------- ----------
Total Liabilities and
Shareholders' Equity...... $15,533,070  $5,619,300       $28,417        $21,180,787  $313,904  $289,573
                           ============ ========== ==================== ============ ======== ==========

                              Pro Forma
                              Adjustment                  All
                               Increase              Transactions
                              (Decrease)              Pro Forma
                           ------------------------- ------------
Assets
Cash and due from banks...                            $1,085,808
Interest bearing deposits
with banks................                                16,028
Short-term investment
securities................                                86,220
Investment securities.....         $(1,119)(1)         5,864,021
Loans.....................                            14,131,444
Less: Allowance for
loan losses...............                               297,695
                                                     ------------
Net loans.................                            13,833,749
Premises and equipment....                               219,169
Other real estate owned,
net.......................                                44,172
Other assets..............           4,801 (1)(4)(5)     638,779
                           ------------------------- ------------
Total Assets..............          $3,682           $21,787,946
                           ========================= ============

Liabilities and
Shareholders' Equity
Deposits..................                           $18,054,705
Other borrowed funds......                             1,102,050
Other liabilities.........         $11,291 (4)(5)        424,263
Long-term debt............                               474,740
                           ------------------------- ------------
Total Liabilities.........          11,291            20,055,758
Shareholders' equity
Preferred stock...........                                42,620
Common Stock..............             *** (2)               ***
Surplus...................             *** (1)(2)            ***
Retained earnings.........          (6,732)(4)(5)        735,668
Net unrealized (loss) gain
on investment securities,
net of tax................            (420)(1)            (2,896)
                           ------------------------- ------------
Total Shareholders'
equity....................          (7,609)            1,732,188
                           ------------------------- ------------
Total Liabilities and
Shareholders' Equity......          $3,682           $21,787,946
                           ========================= ============

--------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                (Unaudited, in thousands except per share data)


                                                                           UJB and                            All
                                                                            Summit   Garden              Transactions
                                                           UJB    Summit  Pro Forma  State    Flemington   Pro Forma
                                                        -------- -------- --------- --------- ---------- ------------
Interest Income
Interest and fees on loans............................. $623,270 $216,902  $840,172 $15,076     $11,387      $866,635
Interest on investment securities......................  190,296   76,253   266,549   2,984       3,756       273,289
Interest on Federal funds sold and securities purchased
under agreements to resell.............................    2,603    3,125     5,728     441          22         6,191
Interest on trading account securities.................    1,320       37     1,357      -           -          1,357
Interest on bank balances..............................      510      248       758       8          -            766
                                                        -------- -------- --------- --------- ---------- ------------
Total interest income..................................  817,999  296,565 1,114,564  18,509      15,165     1,148,238
Interest Expense
Interest on savings and time deposits..................  239,057   98,379   337,436   6,246       4,787       348,469
Interest on commercial certificates of deposits
$100,000 and over......................................   18,860   11,900    30,760     902         703        32,365
Interest on borrowed funds.............................   75,808   23,880    99,688      74         447       100,209
                                                        -------- -------- --------- --------- ---------- ------------
Total interest expense.................................  333,725  134,159   467,884   7,222       5,937       481,043
                                                        -------- -------- --------- --------- ---------- ------------
Net interest income....................................  484,274  162,406   646,680  11,287       9,228       667,195
Provision for loan losses..............................   48,750    3,600    52,350      87          -         52,437
                                                        -------- -------- --------- --------- ---------- ------------
Net interest income after provision for loan losses....  435,524  158,806   594,330  11,200       9,228       614,758
Non-Interest Income
Service charges on deposit accounts....................   49,665   15,112    64,777   1,137         731        66,645
Service and loan fee income............................   20,707    6,601    27,308     411         213        27,932
Trust income...........................................   16,421    8,740    25,161     462         134        25,757
Investment securities gains............................    5,205    1,610     6,815        -         -          6,815
Trading account gains..................................      777      175       952      -           -            952
Other..................................................   37,399    5,611    43,010     228          89        43,327
                                                        -------- -------- --------- --------- ---------- ------------
Total non-interest income..............................  130,174   37,849   168,023   2,238       1,167       171,428
Non-Interest Expenses
Salaries...............................................  146,639   45,670   192,309   4,082       3,413       199,804
Pension and other employee benefits....................   47,072   14,955    62,027   1,146       1,057        64,230
Occupancy, net.........................................   39,329   12,995    52,324     923         862        54,109
Furniture and equipment................................   37,965    7,032    44,997     582         575        46,154
Other real estate owned expenses.......................    5,779    1,998     7,777     439         (84)        8,132
FDIC insurance assessment..............................   13,710    5,176    18,886     332         255        19,473
Advertising and public relations.......................    8,585    4,199    12,784     362         161        13,307
Other..................................................   72,139   21,754    93,893   1,893       1,742        97,528
                                                        -------- -------- --------- --------- ---------- ------------
Total non-interest expenses............................  371,218  113,779   484,997   9,759       7,981       502,737
                                                        -------- -------- --------- --------- ---------- ------------
Income before income taxes.............................  194,480   82,876   277,356   3,679       2,414       283,449
Federal and state income taxes.........................   70,118   29,524    99,642   1,183         831       101,656
                                                        -------- -------- --------- --------- ---------- ------------
Net Income............................................. $124,362  $53,352  $177,714  $2,496      $1,583      $181,793
                                                        ======== ======== ========= ========= ========== ============
Net Income Per Common Share............................    $2.20    $1.56     $2.04   $0.82       $1.65           ***
                                                        ======== ======== ========= ========= ========== ============
Average Common Shares Outstanding (1)..................   55,946   33,658    86,141   3,054         958           ***
                                                        ======== ======== ========= ========= ========== ============

---------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                (Unaudited, in thousands except per share data)


                                                                            UJB and                         All
                                                                            Summit    Garden            Transactions
                                                           UJB     Summit  Pro Forma  State  Flemington  Pro Forma
                                                        --------- -------- --------- ------- ---------- ------------
Interest Income
Interest and fees on loans............................. $510,472  $178,040 $688,512  $11,901     $9,130    $709,543
Interest on investment securities......................  188,484    69,461  257,945    3,259      4,268     265,472
Interest on Federal funds sold and securities purchased
under agreements to resell.............................      255     2,833    3,088       88         40       3,216
Interest on trading account securities.................      557        59      616       -          -          616
Interest on bank balances..............................      434       250      684      105         -          789
                                                        --------- -------- --------- ------- ---------- ------------
Total interest income..................................  700,202   250,643  950,845   15,353     13,438     979,636
Interest Expense
Interest on savings and time deposits..................  173,752    72,375  246,127    4,818      3,833     254,778
Interest on commercial certificates of deposits
$100,000 and over......................................    8,256     3,686   11,942      505        219      12,666
Interest on borrowed funds.............................   62,890    17,849   80,739       11        227      80,977
                                                        --------- -------- --------- ------- ---------- ------------
Total interest expense.................................  244,898    93,910  338,808    5,334      4,279     348,421
                                                        --------- -------- --------- ------- ---------- ------------
Net interest income....................................  455,304   156,733  612,037   10,019      9,159     631,215
Provision for loan losses..............................   55,500     6,795   62,295      467         -       62,762
                                                        --------- -------- --------- ------- ---------- ------------
Net interest income after provision for loan losses....  399,804   149,938  549,742    9,552      9,159     568,453
Non-Interest Income
Service charges on deposit accounts....................   48,474    13,378   61,852      915        631      63,398
Service and loan fee income............................   20,082    10,367   30,449      658        322      31,429
Trust income...........................................   16,410     8,501   24,911      397        118      25,426
Investment securities gains............................    1,846       180    2,026      125         50       2,201
Trading account gains..................................      522       129      651       -          -          651
Other..................................................   33,109     7,425   40,534      181         80      40,795
                                                        --------- -------- --------- ------- ---------- ------------
Total non-interest income..............................  120,443    39,980  160,423    2,276      1,201     163,900
Non-Interest Expenses
Salaries...............................................  135,521    51,404  186,925    4,060      3,050     194,035
Pension and other employee benefits....................   41,721    14,824   56,545      969      1,135      58,649
Occupancy, net.........................................   38,492    14,444   52,936      908        891      54,735
Furniture and equipment................................   36,170     6,880   43,050      724        574      44,348
Other real estate owned expenses.......................   14,467     2,760   17,227    1,215         76      18,518
FDIC insurance assessment..............................   20,815     7,555   28,370      609        437      29,416
Advertising and public relations.......................    8,039     2,991   11,030      310        178      11,518
Restructuring charges..................................       -     13,565   13,565       -          -       13,565
Loss on sale of assets.................................       -     35,390   35,390       -          -       35,390
Other..................................................   70,925    24,897   95,822    1,665      1,457      98,944
                                                        --------- -------- --------- ------- ---------- ------------
Total non-interest expenses............................  366,150   174,710  540,860   10,460      7,798     559,118
                                                        --------- -------- --------- ------- ---------- ------------
Income before income taxes.............................  154,097    15,208  169,305    1,368      2,562     173,235
Federal and state income taxes.........................   56,539     7,351   63,890       75        952      64,917
                                                        --------- -------- --------- ------- ---------- ------------
Income before cumulative effect of a change in
accounting principle...................................   97,558     7,857  105,415    1,293      1,610     108,318
Cumulative effect of a change in accounting
principle..............................................   (1,731)       -    (1,731)      -          -       (1,731)
                                                        --------- -------- --------- ------- ---------- ------------
Net Income.............................................  $95,827    $7,857 $103,684   $1,293     $1,610    $106,587
                                                        ========= ======== ========= ======= ========== ============
Net Income Per Common Share:
Income before cumulative effect of a change in
accounting principle...................................    $1.76     $0.21    $1.22    $0.59      $1.68       $1.21
Cumulative effect of a change in accounting
principle..............................................    (0.03)       -     (0.02)      -          -        (0.02)
                                                        --------- -------- --------- ------- ---------- ------------
Net Income.............................................    $1.73     $0.21    $1.20    $0.59      $1.68       $1.19
                                                        ========= ======== ========= ======= ========== ============
Average Common Shares Outstanding(1)...................   54,604    32,997   84,204    2,205        958         ***
                                                        ========= ======== ========= ======= ========== ============

----------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1994
                (Unaudited, in thousands except per share data)


                                                                            UJB and                           All
                                                                             Summit    Garden             Transactions
                                                           UJB     Summit  Pro Forma   State   Flemington  Pro Forma
                                                        --------- -------- ---------- -------- ---------- ------------
Interest Income
Interest and fees on loans............................. $706,049  $244,980  $951,029  $16,534    $12,733     $980,296
Interest on investment securities......................  253,027    93,525   346,552    4,274      5,641      356,467
Interest on Federal funds sold and securities purchased
under agreements to resell.............................      600     2,918     3,518      140         44        3,702
Interest on trading account securities.................      668        79       747       -          -           747
Interest on bank balances..............................      629       325       954      137         -         1,091
                                                        --------- -------- ---------- -------- ---------- ------------
Total interest income..................................  960,973   341,827 1,302,800   21,085     18,418    1,342,303
Interest Expense
Interest on savings and time deposits..................  239,714    98,433   338,147    6,513      5,154      349,814
Interest on commercial certificates of deposits
$100,000 and over......................................   13,639     7,066    20,705      766        346       21,817
Interest on borrowed funds.............................   91,516    25,605   117,121       54        467      117,642
                                                        --------- -------- ---------- -------- ---------- ------------
Total interest expense.................................  344,869   131,104   475,973    7,333      5,967      489,273
                                                        --------- -------- ---------- -------- ---------- ------------
Net interest income....................................  616,104   210,723   826,827   13,752     12,451      853,030
Provision for loan losses..............................   84,000     7,995    91,995      975       (622)      92,348
                                                        --------- -------- ---------- -------- ---------- ------------
Net interest income after provision for loan losses....  532,104   202,728   734,832   12,777     13,073      760,682
Non-Interest Income
Service charges on deposit accounts....................   64,474    18,523    82,997    1,230        854       85,081
Service and loan fee income............................   27,531    11,468    38,999      773        408       40,180
Trust income...........................................   21,792    11,875    33,667      532        155       34,354
Investment securities gains (losses)...................    1,888       344     2,232      121       (328)       2,025
Trading account gains..................................      670       177       847       -          -           847
Other..................................................   43,933     9,611    53,544      257         85       53,886
                                                        --------- -------- ---------- -------- ---------- ------------
Total non-interest income..............................  160,288    51,998   212,286    2,913      1,174      216,373
Non-Interest Expenses
Salaries...............................................  183,339    66,868   250,207    5,467      4,324      259,998
Pension and other employee benefits....................   53,386    19,219    72,605    1,320      1,421       75,346
Occupancy, net.........................................   50,749    18,868    69,617    1,198      1,197       72,012
Furniture and equipment................................   49,065     9,496    58,561      918        759       60,238
Other real estate owned expenses.......................   18,287     3,053    21,340    1,404        158       22,902
FDIC insurance assessment..............................   27,933    10,050    37,983      805        572       39,360
Advertising and public relations.......................   10,843     4,761    15,604      474        252       16,330
Restructuring charges..................................       -     13,565    13,565       -          -        13,565
Loss on sale of assets.................................       -     35,390    35,390       -          -        35,390
Other..................................................   94,597    32,416   127,013    2,556      2,096      131,665
                                                        --------- -------- ---------- -------- ---------- ------------
Total non-interest expenses............................  488,199   213,686   701,885   14,142     10,779      726,806
                                                        --------- -------- ---------- -------- ---------- ------------
Income before income taxes.............................  204,193    41,040   245,233    1,548      3,468      250,249
Federal and state income taxes (benefit)...............   72,312    16,640    88,952     (509)     1,288       89,731
                                                        --------- -------- ---------- -------- ---------- ------------
Income before cumulative effect of a change in
accounting principle...................................  131,881    24,400   156,281    2,057      2,180      160,518
Cumulative effect of a change in accounting
principle..............................................   (1,731)       -     (1,731)      -          -        (1,731)
                                                        --------- -------- ---------- -------- ---------- ------------
Net Income............................................. $130,150   $24,400  $154,550   $2,057     $2,180     $158,787
                                                        ========= ======== ========== ======== ========== ============
Net Income Per Common Share:
Income before cumulative effect of a change in
accounting principle...................................    $2.38     $0.70     $1.82    $0.89      $2.28        $1.79
Cumulative effect of a change in accounting
principle..............................................    (0.03)       -      (0.02)      -          -         (0.02)
                                                        --------- -------- ---------- -------- ---------- ------------
Net Income.............................................    $2.35     $0.70     $1.80    $0.89      $2.28        $1.77
                                                        ========= ======== ========== ======== ========== ============
Average Common Shares Outstanding(1)...................   54,697    33,090    84,381    2,308        958          ***
                                                        ========= ======== ========== ======== ========== ============

---------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1993
                (Unaudited, in thousands except per share data)


                                                                           UJB and                           All
                                                                            Summit   Garden             Transactions
                                                           UJB    Summit  Pro Forma  State   Flemington   Pro Forma
                                                        -------- -------- --------- -------- ---------- ------------
Interest Income
Interest and fees on loans............................. $670,705 $232,981  $903,686 $15,751     $10,952     $930,389
Interest on investment securities......................  234,020   89,793   323,813   4,898       6,268      334,979
Interest on Federal funds sold and securities purchased
under agreements to resell.............................      955    5,175     6,130     102         156        6,388
Interest on trading account securities.................    1,297       68     1,365      -           -         1,365
Interest on bank balances..............................      651    1,013     1,664      61          -         1,725
                                                        -------- -------- --------- -------- ---------- ------------
Total interest income..................................  907,628  329,030 1,236,658  20,812      17,376    1,274,846
Interest Expense
Interest on savings and time deposits..................  271,345  108,452   379,797   7,409       5,758      392,964
Interest on commercial certificates of deposits
$100,000 and over......................................    7,319    2,065     9,384     528         231       10,143
Interest on borrowed funds.............................   53,056   14,560    67,616       5          89       67,710
                                                        -------- -------- --------- -------- ---------- ------------
Total interest expense.................................  331,720  125,077   456,797   7,942       6,078      470,817
                                                        -------- -------- --------- -------- ---------- ------------
Net interest income....................................  575,908  203,953   779,861  12,870      11,298      804,029
Provision for loan losses..............................   95,685   17,200   112,885   1,117         440      114,442
                                                        -------- -------- --------- -------- ---------- ------------
Net interest income after provision for loan losses....  480,223  186,753   666,976  11,753      10,858      689,587
Non-Interest Income
Service charges on deposit accounts....................   60,474   16,936    77,410   1,211         800       79,421
Service and loan fee income............................   21,063   11,751    32,814   1,065         355       34,234
Trust income...........................................   21,852   11,125    32,977     473         125       33,575
Investment securities gains............................    8,877      702     9,579     258       1,512       11,349
Trading account gains..................................    1,884      331     2,215      -           -         2,215
Other..................................................   49,151   10,472    59,623     217         160       60,000
                                                        -------- -------- --------- -------- ---------- ------------
Total non-interest income..............................  163,301   51,317   214,618   3,224       2,952      220,794
Non-Interest Expenses
Salaries...............................................  185,570   67,030   252,600   4,892       3,982      261,474
Pension and other employee benefits....................   58,601   17,594    76,195   1,009       1,041       78,245
Occupancy, net.........................................   48,487   18,619    67,106   1,138         992       69,236
Furniture and equipment................................   45,592    8,927    54,519     887         692       56,098
Other real estate owned expenses.......................   40,925    6,849    47,774   4,319       1,387       53,480
FDIC insurance assessment..............................   29,244   10,487    39,731     854         581       41,166
Advertising and public relations.......................   10,517    4,443    14,960     293         227       15,480
Restructuring charges..................................   21,500       -     21,500      -           -        21,500
Other..................................................   97,533   36,728   134,261   2,168       3,549      139,978
                                                        -------- -------- --------- -------- ---------- ------------
Total non-interest expenses............................  537,969  170,677   708,646  15,560      12,451      736,657
                                                        -------- -------- --------- -------- ---------- ------------
Income (loss) before income taxes......................  105,555   67,393   172,948    (583)      1,359      173,724
Federal and state income taxes (benefit)...............   26,953   21,972    48,925     (46)        450       49,329
                                                        -------- -------- --------- -------- ---------- ------------
Income (loss) before cumulative effect of a change in
accounting principle...................................   78,602   45,421   124,023    (537)        909      124,395
Cumulative effect of a change in accounting
principle..............................................    3,816    5,303     9,119      -           -         9,119
                                                        -------- -------- --------- -------- ---------- ------------
Net Income (loss)......................................  $82,418  $50,724  $133,142   $(537)       $909     $133,514
                                                        ======== ======== ========= ======== ========== ============
Net Income (loss) Per Common Share:
Income (loss) before cumulative effect of a change in
accounting principle...................................    $1.43    $1.37     $1.46  $(0.31)      $0.95        $1.41
Cumulative effect of a change in accounting
principle..............................................     0.07     0.17      0.11      -           -          0.11
                                                        -------- -------- --------- -------- ---------- ------------
Net Income (loss)......................................    $1.50    $1.54     $1.57  $(0.31)      $0.95        $1.52
                                                        ======== ======== ========= ======== ========== ============
Average Common Shares Outstanding(1)...................   53,917   32,102    82,712   1,724         958          ***
                                                        ======== ======== ========= ======== ========== ============

-----------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1992
                (Unaudited, in thousands except per share data)


                                                                           UJB and                            All
                                                                            Summit   Garden              Transactions
                                                           UJB    Summit  Pro Forma   State   Flemington   Pro Forma
                                                        -------- -------- --------- --------- ---------- ------------
Interest Income
Interest and fees on loans............................. $713,987 $260,765 $ 974,752  $18,176     $11,988   $1,004,916
Interest on investment securities......................  258,371   95,165   353,536    5,270       6,609      365,415
Interest on Federal funds sold and securities purchased
under agreements to resell.............................    4,615    4,997     9,612       96         136        9,844
Interest on trading account securities.................    1,367       66     1,433       -           -         1,433
Interest on bank balances..............................      668    1,503     2,171       19          -         2,190
                                                        -------- -------- --------- --------- ---------- ------------
Total interest income..................................  979,008  362,496 1,341,504   23,561      18,733    1,383,798
Interest Expense
Interest on savings and time deposits..................  366,023  140,546   506,569   10,167       7,874      524,610
Interest on commercial certificates of deposits
$100,000 and over......................................   16,320    3,900    20,220      782         309       21,311
Interest on borrowed funds.............................   47,382   20,586    67,968        6         103       68,077
                                                        -------- -------- --------- --------- ---------- ------------
Total interest expense.................................  429,725  165,032   594,757   10,955       8,286      613,998
                                                        -------- -------- --------- --------- ---------- ------------
Net interest income....................................  549,283  197,464   746,747   12,606      10,447      769,800
Provision for loan losses..............................  139,555   25,998   165,553    5,501         770      171,824
                                                        -------- -------- --------- --------- ---------- ------------
Net interest income after provision for loan losses....  409,728  171,466   581,194    7,105       9,677      597,976
Non-Interest Income
Service charges on deposit accounts....................   54,356   16,233    70,589    1,137         757       72,483
Service and loan fee income............................   21,261    4,555    25,816    1,371         238       27,425
Trust income...........................................   19,837   10,899    30,736      314          87       31,137
Investment securities gains............................   18,485      710    19,195      915         208       20,318
Trading account gains..................................    1,804      525     2,329       -           -         2,329
Other..................................................   47,610    8,783    56,393      215         301       56,909
                                                        -------- -------- --------- --------- ---------- ------------
Total non-interest income..............................  163,353   41,705   205,058    3,952       1,591      210,601
Non-Interest Expenses
Salaries...............................................  179,457   63,007   242,464    4,585       3,651      250,700
Pension and other employee benefits....................   51,209   15,429    66,638      737         971       68,346
Occupancy, net.........................................   47,872   18,890    66,762    1,091         952       68,805
Furniture and equipment................................   42,404    8,908    51,312      858         698       52,868
Other real estate owned expenses.......................   38,092    9,258    47,350    2,293         496       50,139
FDIC insurance assessment..............................   26,047    9,349    35,396      637         505       36,538
Advertising and public relations.......................   10,578    2,940    13,518      273         106       13,897
Other..................................................  101,204   35,563   136,767    2,225       2,003      140,995
                                                        -------- -------- --------- --------- ---------- ------------
Total non-interest expenses............................  496,863  163,344   660,207   12,699       9,382      682,288
                                                        -------- -------- --------- --------- ---------- ------------
Income (loss) before income taxes......................   76,218   49,827   126,045   (1,642)      1,886      126,289
Federal and state income taxes (benefit)...............   19,430   16,340    35,770     (257)        655       36,168
                                                        -------- -------- --------- --------- ---------- ------------
Net Income (loss)......................................  $56,788  $33,487   $90,275  $(1,385)     $1,231      $90,121
                                                        ======== ======== ========= ========= ========== ============
Net Income (loss) Per Common Share.....................    $1.09    $1.07     $1.13   $(0.80)      $1.28        $1.08
                                                        ======== ======== ========= ========= ========== ============
Average Common Shares Outstanding(1)...................   50,398   30,220    77,499    1,724         958          ***
                                                        ======== ======== ========= ========= ========== ============

------------
*** Revised see Item 7.

            See Notes to Pro Forma Financial Information on page 23.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

(1) Reflects the elimination of 96,519 shares of UJB Common and 23,548 shares of Flemington common stock owned by Summit at September 30, 1995.

(2) Revised see Item 7.

(3) Reflects charges of approximately $85 million, $54 million after the related tax effects, which includes estimated severance and outplacement costs, expenses related to facilities closures and consolidation costs directly attributable to the Merger.

(4) Reflects charges of approximately $7.4 million, $4.4 million after the related tax effects, which includes estimated severance and outplacement costs, expenses related to facilities closures and consolidation costs directly attributable to the merger of Garden State with and into Summit.

(5) Reflects charges of approximately $3.9 million, $2.3 million after the related tax effects, which includes estimated severance and outplacement costs, expenses related to facilities closures and consolidation costs directly attributable to the merger of Flemington with and into UJB.